Exhibit 10.43
SECOND AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT
AND AMENDMENT TO OTHER LOAN DOCUMENTS

THIS SECOND AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this "Amendment") is entered into as of November 15, 2023, by and among C&J WELL SERVICES, LLC, a Delaware limited liability company ("C&J Well Services"), and CJ BERRY WELL SERVICES MANAGEMENT, LLC, a Delaware limited liability company ("CJ Berry Well Services Management", and together with C&J Well Services, at times hereinafter referred to individually and collectively as "Borrower"), on the one hand, and TRI COUNTIES BANK, a California banking corporation ("Lender"), on the other hand.
RECITALS
A.Lender previously extended a revolving line of credit to Borrower in the original, maximum principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00) (the "Loan"), pursuant to, inter alia, that certain Revolving Loan and Security Agreement dated as of August 9, 2022, executed by and among Borrower and Lender (together with the First Amendment (as herein defined), and any and all other amendments and extensions thereto or modifications thereof, the "Loan Agreement"). Any and all capitalized terms used but not expressly defined herein shall have the meanings ascribed to them in the Loan Agreement.
B.The Loan was and is evidenced, in part, by that certain Promissory Note dated August 9, 2022, in the principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), executed by Borrower in favor of Lender (together with any and all amendments and extensions thereto or modifications thereof, the "Note").
C.The Loan is secured by the Collateral (as that term is defined in the Loan Agreement) described in the Loan Agreement. Lender's security interest in the Collateral described in the Loan Agreement was and is perfected under applicable law.
D.The Loan Agreement was previously amended pursuant to that certain Amendment to Revolving Loan and Security Agreement dated as of March 14, 2023, between Lender and Borrower (the "First Amendment"). Reference is made to the First Amendment for the particulars thereof.
E.The Loan Agreement (including the First Amendment), the Note, and all other assignments, agreements, instruments and other documents executed by Borrower in connection with the Loan shall at times hereinafter be referred to collectively as the "Loan Documents."
F.Borrower and Lender desire to further amend the Loan Agreement and certain of the other Loan Documents on the terms and conditions set forth in this Amendment.

AGREEMENT
NOW, THEREFORE, for valuable consideration and the mutual promises of the parties hereto, said parties do hereby acknowledge and agree as follows:
1.Recitals.
The recitals are incorporated herein by this reference as are all exhibits. Borrower, and each of them, agree and acknowledge that the factual information recited above is true and correct.
2.Borrower's Acknowledgment as to Obligations.
A.Borrower, and each of them, acknowledge, confirm and agree that as of November 15, 2023, there are no outstanding Revolving Advances under the Note, and the aggregate stated amount of issued and outstanding Letters of Credit is $2,650,000.00.
B.Borrower, and each of them, specifically acknowledge and confirm that they do not have any valid offset or defense to the obligations, indebtedness and liability under the Loan Documents.
3.Reaffirmation of Obligations.
This Amendment is, in part, a reaffirmation of the obligations, indebtedness and liability of Borrower, and each of them, to Lender as evidenced by the Loan Documents. Therefore, Borrower, and each of them, acknowledge and agree that, except as specified herein, all of the terms and conditions of the Loan Documents are and shall remain in full force and effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects.
4.Amendments to Loan Agreement and Other Loan Documents.
Subject to Borrower's satisfaction of any and all conditions precedent to the effectiveness of this Amendment (including, without limitation, the conditions set forth in Section 8, below), the Loan Documents are hereby modified as follows:
A.In Section 1.1 of the Loan Agreement, the definition of "Maximum Revolving Advance Amount" is hereby amended in its entirety to read as follows:
" 'Maximum Revolving Advance Amount' shall mean Ten Million and No/100 Dollars ($10,000,000.00), subject to Section 2.1 hereof."
B.All references in the Loan Agreement, the Note, and any and all other Loan Documents to the maximum principal amount of the line of credit evidenced by the Loan Agreement and the Note being "Fifteen Million and No/100 Dollars ($15,000,000.00)" are hereby replaced with "Ten Million and No/100 Dollars ($10,000,000.00)".
C.Section 2.9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"2.9    Annual Upfront Fee. Borrower agrees to pay to Lender an annual upfront fee in the amount of (i) Thirty Thousand and No/100 Dollars ($30,000.00) due on the date of this Agreement and on the one (1) year anniversary thereof, and (ii) Twenty Thousand and No/100 Dollars

($20,000.00) due on the second (2nd) anniversary of the date of this Agreement and on each anniversary of the date of this Agreement thereafter until the Maturity Date (such annual fees in immediately preceding clauses (i) and (ii), collectively, the 'Annual Upfront Fee')."
D.Subject to Borrower's satisfaction of any and all conditions precedent to the effectiveness of this Amendment (including, without limitation, the conditions set forth in Section 8, below), and without any waiver, release, or impairment of or prejudice to Lender's security interests and liens in any other Collateral, Lender shall release its liens against the motor vehicles described in Section 3.3(d) and in Exhibit "D" of the Loan Agreement. In that regard, the Loan Agreement is hereby amended as follows:
(1)Section 3.3(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following
"(d)    [Intentionally Omitted]."
(2)Exhibit "D" of the Loan Agreement is hereby deleted in its entirety.
E.The Borrowing Base Certificate attached as Exhibit "A" to the Loan Agreement is hereby deleted and replaced with the Borrowing Base Certificate attached hereto as Exhibit "A".
5.Amendment as a Loan Document.
From and after the effective date of this Amendment, this Amendment and any other documents and instruments executed in connection herewith shall each constitute one of the "Loan Documents."
6.Effective Date of Amendment.
This Amendment and the amendments provided for herein shall be effective upon the timely and complete satisfaction of each and all of the conditions precedent set forth in Section 8 of this Amendment.
7.Borrower's Representations and Warranties.
Borrower, and each of them, hereby represent and warrant to Lender and covenant and agree with Lender as follows:
A.Borrower, and each of them, have full legal right, power and authority to enter into and perform this Amendment. The execution and delivery of this Amendment by Borrower, and each of them, and the consummation by Borrower, and each of them, of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of each of the Borrower. This Amendment is a valid and binding obligation of Borrower, and each of them, enforceable against Borrower, and each of them, in accordance with its terms.
B.Neither the execution and delivery of this Amendment by Borrower, or any of them, nor the consummation by Borrower, or any of them, of the transactions contemplated hereby, conflicts with or constitutes a violation or a default under any law or regulation applicable to Borrower, or any of them, or any contract, commitment, agreement, arrangement or restriction of any kind to which Borrower, or any of them, is a party, by which

Borrower, or any of them, respectively, is bound or to which any of the Borrower's, or any of their, property or assets is subject.
C.There are no actions, suits or proceedings pending, or to the best knowledge of Borrower, or any of them, threatened against or affecting Borrower, or any of them, respectively, in relation to their obligations to Lender or involving the validity and enforceability of this Amendment, the Loan Agreement, or any of the other Loan Documents, as applicable, or the priority of any liens given by Borrower, or any of them, to Lender in accordance with the Loan Agreement and the other Loan Documents, at law or in equity, or before or by any governmental agency, or which could have a material adverse effect on the financial condition, operations, properties, assets, liabilities or earnings of Borrower, or any of them, or the ability of Borrower, or any of them, to perform their respective obligations to Lender.
D.Borrower, and each of them, hereby reaffirm and confirm that the representations and warranties of Borrower, and each of them, as applicable, contained in the Loan Documents are true, correct and complete in all material respects as of the date of this Amendment.
E.Borrower, and each of them, are in full and complete compliance with the terms, covenants, provisions and conditions of the Note, the Loan Agreement, and the other Loan Documents.
All covenants, representations and warranties of Borrower, and each of them, herein are incorporated by reference and hereby made a part of the Loan Agreement.
8.Conditions Precedent to Effectiveness of Amendment.
The effectiveness of this Amendment is expressly conditioned upon the Borrower having, at their sole expense, deposited or caused to be deposited with Lender by no later than November 22, 2023, all of the following items, documents, certificates and other instruments, in form and content satisfactory to Lender and its counsel, in their sole and absolute discretion, and suitable for filing or recording as required:
A.    This Amendment, fully executed by each Borrower;
B.    Such additional information, assignments, agreements, certificates, reports, approvals, instruments, documents, subordination agreements, financing statements, consents and opinions as Lender may request, in its sole and absolute opinion and judgment, in connection with this Amendment and/or any of the matters which are the subject of this Amendment; and
C.    Payment of the fees and costs of Lender in connection with the preparation, negotiation, administration and execution of this Amendment including, but not limited to, attorneys' fees and other costs and fees of other professionals retained by Lender.
9.Miscellaneous.
A.Section headings used in this Amendment are for convenience only and shall not affect the construction of this Amendment.
B.This Amendment may be executed in one or more counterparts but all of the counterparts shall constitute one agreement; provided, however, this Amendment shall not be effective and enforceable unless and until it is executed by all parties hereto.

C.This Amendment and the other documents and instruments executed in connection therewith constitute the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.
D.This Amendment shall be binding upon and inure to the benefit of Lender, Borrower, and each of them, and their respective successors and assigns, except that no Borrower shall assign their rights hereunder or any interest therein without the prior written consent of Lender.
E.This Amendment is not a novation, nor, except as expressly provided in this Amendment, is it to be construed as a release or modification of any of the terms, conditions, warranties, waivers or rights set forth in the Loan Documents. Nothing contained in this Amendment shall be deemed to constitute a waiver by Lender of any required performance by Borrower, and each of them, of any Event of Default or default heretofore or hereafter occurring under or in connection with the other Loan Documents. In the event there is a conflict in any term, condition or provision of this Amendment, on the one hand, and the Note, the Loan Agreement, or any of the other Loan Documents, on the other hand, the terms, conditions and provisions of this Amendment are to control.
[SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, Borrower has executed this Amendment as of the date set forth in the heading to this Amendment.

BORROWER:

C&J WELL SERVICES, LLC,
a Delaware limited liability company

By:     /s/ Michael Helm
Name: Michael Helm
Title:     CFO

CJ BERRY WELL SERVICES MANAGEMENT, LLC,
a Delaware limited liability company

By:     /s/ Michael Helm
Name: Michael Helm
Title:     CFO

    IN WITNESS WHEREOF, Lender has executed this Amendment as of the date set forth in the heading to this Amendment.

LENDER:

TRI COUNTIES BANK,
a California banking corporation

By:     /s/ Aytom Salomon
Name: Aytom Salomon
Its: Vice President

EXHIBIT "A"